                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 1997
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                         GLACIER WATER SERVICES, INC.
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            (Exact name of registrant as specified in its charter)


        Delaware                    1-11012                  33-0493559
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(State or other jurisdiction      (Commission           (I.R.S. Employer
 of incorporation)                File Number)           Identification No.)


2261 Cosmos Court Carlsbad, California               92009
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(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (760) 930-2420
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                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On March 28, 1997, Glacier Water Services, Inc., a Delaware corporation (the "Registrant"), entered into and consummated an Asset Purchase Agreement (the "Agreement") with McKesson Corporation, a Delaware corporation ("McKesson"), and a wholly-owned subsidiary of McKesson, McKesson Water Products Company, a California corporation ("MWP," together with McKesson, the "Seller"), for the sale of substantially all of the assets (the "Assets") of the Aqua-Vend division of MWP, which acquisition included approximately 3,000 water vending machines at various locations. The Assets consisted primarily of water vending machines and related inventory, contracts rights under location agreements and leases, intellectual property and other equipment. The purchase price of $9,000,000 for the Assets was paid in cash to the Seller by the Registrant at closing. The purchase price of the Assets was financed with borrowings under the Registrant's $35,000,000 credit facility. The Registrant did not assume substantial liabilities of the Seller pursuant to the Agreement other than obligations under certain location agreements and leases of MWP. The Registrant plans to use the Assets in its water vending business.

          The consideration for the acquisition was determined by arm's-length negotiations among the parties. There is no material relationship between the Registrant and its affiliates, officers and directors (or any associate of any such officers or directors), on the one hand, and McKesson, MWP or their respective officers, directors or affiliates, on the other hand.
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial Statements of Business Acquired*

          (b) Pro Forma Financial Statements*

          (c)  Exhibits

               2.1 Asset Purchase Agreement dated March 28, 1997, among Glacier Water Services, Inc., as purchaser, and McKesson Corporation and Mckesson Water Products Company, as seller.**


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     *    The Registrant will file the required financial statements and pro forma financial information in accordance with Regulation S-X by an amendment to this Form 8-K not later than June 11, 1997 (60 days after the date this Form 8-K is required to be filed).

     ** Incorporated by reference to the Registrant's Form 10-K for the year ended December 31, 1996. (The schedules to the Asset Purchase Agreement have been omitted from such filing, although each of the schedules and a brief description of each of their contents are listed therein. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the Commission upon request).
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Glacier Water Services, Inc.
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Date: April 10, 1997                By:  /s/ Jerry A. Gordon
      --------------                   ----------------------------
                                       Jerry A. Gordon
                                       Chief Operating Officer
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
                                 EXHIBIT INDEX

    No.                                     Exhibit
  -------         ------------------------------------------------------------
    2.1           Asset Purchase Agreement dated March 28, 1997, among Glacier
                  Water Services, Inc., as purchaser, and McKesson Corporation and Mckesson Water Products Company, as seller (Incorporated by reference to the Registrant's Form 10-K for the year ended
                  December 31, 1996. The schedules to the Asset Purchase
                  Agreement have been omitted from such filing, although each of the schedules and a brief description of each of their
                  contents are listed therein. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the Commission upon request).
